UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                                 FORM 8-K/A

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): December 8, 2004


                               SPX CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


                                  Delaware
               (State or Other Jurisdiction of Incorporation)


                1-6948                             38-1016240
        (Commission File Number)       (I.R.S. Employer Identification No.)


  13515 Ballantyne Corporate Place, Charlotte, North Carolina        28277
          (Address of Principal Executive Offices)                (Zipcode)


                               (704) 752-4400
           (Registrant's Telephone Number, Including Area Code)

                               Not applicable
       (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and restates in its entirety our Current Report on Form 8-K filed on December 9, 2004 in connection with the resignation and retirement of John B. Blystone as the Chairman, President and Chief Executive Officer of SPX Corporation (the "Company") solely for the purpose of clarifying that, as disclosed in the Company's prior proxy statements, Mr. Blystone is entitled to certain benefits under the Company's pension and supplemental retirement plans. No other changes are being made to that report.

Item 1.01 Entry into a Material Definitive Agreement.
----------------------------------------------------

On December 8, 2004, John B. Blystone resigned and retired as the Chairman, President and Chief Executive Officer of SPX Corporation. Mr. Blystone also resigned as a Director of the Company. A copy of the press release announcing Mr. Blystone's retirement and resignation is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

In connection with Mr. Blystone's retirement and resignation, on December 8, 2004, the Company and Mr. Blystone entered into a separation agreement (the "Separation Agreement"). Pursuant to the Separation Agreement, Mr. Blystone retired and resigned, his employment agreement with the Company was terminated and he forfeited all of the 1,000,000 share special retention restricted stock grant issued in 2002. The Separation Agreement also provides that Mr. Blystone will receive (i) a lump-sum payment of $2.8 million which is equal to two (2) times his base salary; (ii) an amount equal to Mr. Blystone's bonus bank balance remaining after calculations for the 2004 plan year are completed under the SPX Corporation EVA Incentive Compensation Plan; (iii) a lump-sum payment of life insurance premiums, estimated at $387,000; (iv) continuation for three (3) years of health and welfare benefits, estimated at $14,200 per annum based upon 2004 amounts; and (v) a lump-sum payment of $136,600 for unused vacation pay. As of December 8, 2004, Mr. Blystone held options for 6,253,972 shares of common stock ranging in exercise prices of $30 to $150 of which options for 4,053,973 shares were vested. As part of the Separation Agreement, the options for the remaining 2,199,999 shares became vested. Mr. Blystone will have until the earlier of the expiration of the options or two (2) years from the date of his retirement and resignation to exercise all of these options. Mr. Blystone was vested in 33,333 shares of a restricted stock grant made in 2004, which would have vested in January 2005, and forfeited the remaining 66,667 shares of such 100,000 share grant. Mr. Blystone will be obligated to repay the full outstanding balance of his home relocation loan of $2.5 million within 150 days, the period provided for in the original loan.

Mr. Blystone will also receive a single annuity at age 55 for an amount equal to $8,000,000, which he can take as a lump sum or in installments. Mr. Blystone is obligated to comply with (i) certain non-competition provisions until December 8, 2006 and (ii) confidentiality and cooperation requirements for an indefinite period.

Mr. Blystone is entitled to previously earned pension benefits under the Company's qualified pension plan, supplemental pension plan and Supplemental Retirement Plan for officers, as described in the Company's prior proxy statements. These benefits will be paid, at Mr. Blystone's election, either annually ($1,860,000 per year if Mr. Blystone elects to receive payments starting at age 55) or in a lump sum payment.

A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02 Termination of Material Definitive Agreement
------------------------------------------------------

In connection with Mr. Blystone's retirement and resignation, the Employment Agreement between the Company and Mr. Blystone was terminated effective December 8, 2004.

Item 5.02 Departure of Directors or Principal Officers; Election of
-------------------------------------------------------------------
Directors; Appointment of Principal Officers
--------------------------------------------

On December 8, 2004, by way of the letter attached as Exhibit 17.1, Mr. Blystone resigned as a member of the Board of Directors of the Company and as the Chairman, President and Chief Executive Officer of the Company.

On December 8, 2004, the Board of Directors of the Company elected Christopher J. Kearney to the positions of President and Chief Executive Officer. Prior to election to these positions, Mr. Kearney, age 49, served as Vice President, Secretary and General Counsel of the Company. Charles E. Johnson II, currently a director of the Company, was elected Chairman of the Board of Directors. Patrick J. O'Leary, age 47, will continue as Chief Financial Officer and Treasurer and has been promoted to Executive Vice President. Jay Caraviello, age 44, and Thomas J. Riordan, age 48, were elected to the positions of Executive Vice Presidents and Co-Chief Operating Officers. Prior to this election, Mr. Caraviello served as President, Cooling Technologies and Services and Mr. Riordan served as President, Technical and Industrial Systems. Robert B. Foreman, age 47, will continue as head of Human Resources and was promoted to Senior Vice President, Human Resources. A copy of the press release announcing these appointments is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
----------------------------------------------

(c) Exhibits.

The following exhibits are filed herewith:

  Exhibit
  Number          Description
  -------         -----------

   10.1*    Separation Agreement, dated as of December 8, 2004, by and between
            John B. Blystone and SPX Corporation.
   17.1*    Letter of Resignation of John B. Blystone dated December 8, 2004.
   99.1*    Press Release issued December 9, 2004 regarding resignation of John
            B. Blystone.
   99.2*    Press Release issued December 9, 2004 regarding new officer appointments.

*  Previously filed.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                SPX CORPORATION



Dated:   December 10, 2004                      By:/s/ Patrick J. O'Leary

                                                Patrick J. O'Leary
                                                Executive Vice President,
                                                Chief Financial Officer and
                                                Treasurer

                                    S-1

                               EXHIBIT INDEX

  Exhibit
  Number          Description
  -------         -----------

   10.1*    Separation Agreement, dated as of December 8, 2004, by and between
            John B. Blystone and SPX Corporation.
   17.1*    Letter of Resignation of John B. Blystone dated December 8, 2004.
   99.1*    Press Release issued December 9, 2004 regarding resignation of John
            B. Blystone.
   99.2*    Press Release issued December 9, 2004 regarding new officer appointments.

* Previously filed.

                                    E-1